                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                           _________________________


                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                     May 12,  1997

The Money Store Commercial Mortgage Inc. (as Seller under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Business Loan Backed Certificates, Series 1997-I, Class A, Class M and Class B


                   The Money Store Commercial Mortgage Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          New Jersey            333-20817               Applied For
          ----------            ---------               -----------
          State or other        (Commission             (IRS Employer
          jurisdiction of       File Number)            ID Number)
          incorporation)


          2840 Morris Avenue, Union, New Jersey                  07083
          ------------------------------------------------------------
          (Address of principal executive officer)


          Registrant's Telephone Number,
          including area code:                        908-686-2000
                                                      ----------------


                                     n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

          Item 5        Other Events
                        -------------------------------------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the May 12, 1997 Remittance Date.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      THE MONEY STORE COMMERCIAL MORTGAGE INC.




                                      By: \S\ Harry Puglisi
                                      ----------------------------------------
                                         Name:   Harry Puglisi
                                         Title: Treasurer




Dated: May 15, 1997

          SERVICER'S  CERTIFICATE

IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING SERIES FOR TO 1997-1 THE MAY 12, DETERMINATION DATE

1.   AVAILABLE FUNDS                                                                  ($439,895.94)

2.   (A)  AGGREGATE CLASS A CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                            75,494,905.42

     (B)  AGGREGATE CLASS M CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                             7,200,000.00

     (C)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                             7,189,991.00

     (D)  AGGREGATE POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                                              87,683,697.84

3.   PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                                      0

     (B)  DOLLARS                                                                              0.00

4.   AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                     0.00

5.   AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
     RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                               1,019,577.84

6.   AGGREGATE AMOUNT OF INTEREST RECEIVED                                               728,924.43

7.  (A)   AMOUNT OF MONTHLY ADVANCE                                                            0.00

    (B)   AMOUNT OF COMPENSATING INTEREST                                                      0.00

8.   DELINQUENCY AND FORECLOSURE INFORMATION
               (SEE EXHIBIT K)

9.   (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD                             0.00

     (B)  THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                                      0.00

10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                       402,639.60
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE  DATE  PLUS  INTEREST                            0.00
          (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT           117.34
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                       402,756.94
                                                                                         5.32747275
     (B)  CLASS M INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                        41,100.00
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE  DATE  PLUS  INTEREST                            0.00
          (iii) CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT             11.99
     ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                        41,111.99
                                                                                         5.70999861
    (C)   CLASS B INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                        42,540.90
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE  DATE  PLUS  INTEREST                            0.00
          (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT            12.29
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                        42,553.19
                                                                                         5.91016528

     (D)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i)     ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL                      856,445.39
          (ii)    PRINCIPAL PORTION PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUSTEE                                     0.00
          (iii)   SUBSTITUTION ADJUSTMENTS                                                  0.00
          (iv)    PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                           0.00
          (v)     AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                              0.00
          (vi)    RECALCULATED PRINCIPAL ADJUSTMENT                                (1,909,198.20)
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                         (1,052,752.81)
                                                                                                          (13.92530172)
     (E)  CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)     ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL                       81,566.23
          (ii)    PRINCIPAL PORTION PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUSTEE                                     0.00
          (iii)   SUBSTITUTION ADJUSTMENTS                                                  0.00
          (iv)    PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                           0.00
          (v)     AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                              0.00
          (vi)    RECALCULATED PRINCIPAL ADJUSTMENT                                  (181,828.40)

     TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                                           (100,262.17)
                                                                                                          (13.92530139)

     (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)     ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL                       81,566.23
          (ii)    PRINCIPAL PORTION PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUSTEE                                     0.00
          (iii)   SUBSTITUTION ADJUSTMENTS                                                  0.00
          (iv)    PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                           0.00
          (v)     AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                              0.00
          (vi)    RECALCULATED PRINCIPAL ADJUSTMENT                                  (181,828.40)
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                           (100,262.17)
                                                                                                          (13.92530139)


11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
          AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                                     346,192.06

     (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
          CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                      0.00

     (C)  THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                                                   0.00

     (D)  PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                                                   0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE  PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                                                76,547,658.23
                                                                                                        1,012.53516177
     (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                                                 7,300,262.17
                                                                                                        1,013.92530139
     (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                                                 7,290,253.17
                                                                                                        1,012.53516250
     (D)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                                                              88,936,974.99
                                                                                                          988.18861100

13.  (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                                                           245,368.20

     (C)  SPREAD ACCOUNT EXCESS (payable to Spread Account Depositor)                                             0.00

     (C)  SPREAD ACCOUNT BALANCE                                                                            346,192.06

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                                                    0.00

14.  (A)  WEIGHTED AVERAGE MATURITY                                                                            285.558

     (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                                                         10.560%

15.  (A)  SERVICING FEES FOR THE  RELATED DUE PERIOD                                      28,274.24

     (B)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                   4,384.19

16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                                    0.00

     (B)  SECTION  5.04 (c)                                                                    0.00

     (C)  SECTION  5.04 (d)(ii)                                                                0.00

     (D)  SECTION  5.04 (e)                                                                    0.00

     (E)  SECTION  5.04 (f)                                                               31,740.36


17.  (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                                   6.400%

     (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                                   6.850%

     (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                                   7.100%

18.  (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                               0.00

     (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                                  0.00

19.  (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                                    0.00

20.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
           LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                         0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
           SUCH DUE PERIOD                                                             2,191,189.58

21.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE COMMERCIAL MORTGAGE INC.





          By: \S\ Harry Puglisi
          -------------------------

              HARRY PUGLISI
               TREASURER






          By: \S\ Harry Puglisi
          -------------------------

              HARRY PUGLISI
               TREASURER